Exhibit 10.10

FUNDERGO LIMITED
RM 903,9/F
6 WILMER STREET
SAI YING PUN HK

29 July 2022
PRIVATE AND CONFIDENTIAL

Notification Letter for 100% Guarantee Loan

Dear Customer

100% Guarantee Loan Number: 521-019828-165

We refer to your application to us (the “Application”) for a 100% Guarantee Loan (the “Loan”) and our previous email notification which has been approved subject to the following terms, the Terms and Conditions of 100% Guarantee Loan and other terms and conditions stated in or referred to in your Application submitted to us for the Loan.

Approved Loan Amount: HK$ 8,242,900.00
Approved Loan Tenor: 120 months
Interest Rate#: HSBC Prime Lending Rate (BLR) – 2.25% p.a.
Principal Moratorium Period: 12 months from 26 Jul 2022
Interest Monthly Repayment Amount: Please refer to the repayment schedule
Monthly Repayment Amount: Please refer to the repayment schedule
Payment Date: Please refer to the repayment schedule
Repayment Account: 121-832703-838

#Subject to the applicable terms and conditions

We are pleased to inform you that the Loan drawdown has been allowed and effected. The approved loan amount has been credited to the above repayment account. In the event your monthly repayment is returned due to insufficient funds in the repayment account, overdue interest will be levied. This overdue interest is currently 13% p.a. (HSBC BLR + 8% p.a.) but it is subject to revision from time to time. You shall have in the repayment account sufficient funds on or before the relevant due dates of the monthly repayments.

Please be reminded that the Loan will be granted on an uncommitted basis. The Loan will be subject to review by the lender at any time and to the lender’s overriding right of suspension and withdrawal at any time. The lender shall have an unrestricted discretion to determine whether or not to permit drawdown or utilisation of the Loan. Notwithstanding any other terms in the Application or this notification, the lender has the overriding right at its absolute discretion to require immediate repayment of all amount outstanding with respect to the Loan, together with all accrued interest, at any time.

Please be advised that in considering your Application, we have been provided with and have taken into account a credit report on you provided by Dun & Bradstreet (Hong Kong) Ltd. *Should you wish to contact Dun & Bradstreet (Hong Kong) Ltd for the purpose of making a data access request or data correction request under the Personal Data (Privacy) Ordinance, you may do so by contacting Dun & Bradstreet (Hong Kong) Ltd at Unit 1308-1315, 13/F, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong [Tel No.2516 1100 Website: www.dnbasia.com/hk/english/ccra].

Issued by The Hongkong and Shanghai Banking Corporation Limited

Please also take notice that we have sold the Loan to The Hong Kong Mortgage Corporation Limited (the “HKMC”) and we are providing administration service to the HKMC in relation to the Loan. Your payment obligation under the Loan will only be discharged by paying us as a servicer for the HKMC or as otherwise directed by the HKMC.

Should you have any queries, please call our Commercial Banking Service Hotline on +852 2748 8238.

Yours faithfully
The Hongkong and Shanghai Banking Corporation Limited

(This letter does not require bank’s signature.)
*Applicable to customers other than limited companies

Issued by The Hongkong and Shanghai Banking Corporation Limited

滙 豐

私人密件

(百份百擔保特惠貸款)通知

親愛的客戶

百份百擔保特惠貸款號碼: 521-019828-165

本通知是關於閣下之滙豐百份百擔保特惠貸款("貸款")之申請("申請") 及早前給予閣下之電郵通知。申請已獲成功批核及受以下條款、(百份百擔保特惠貸款)之細則及條款及(百份百擔保特惠貸款)申請表上的其他細則及條款所約束。

批核貸款額：港幣 8,242,900.00 元
貸款期限：120 個月
利率#：滙豐最優惠利率減2.25%年利率
本金延期償付期 ： 2022年07月26日後12個月
每月利息還款額：請參考還款表
每月還款額：請參考還款表
還款日：請參考還款表
還款戶口：121-832703-838

#受有關細則及條款約束

本行謹通知閣下，本行已准許及提取貸款。本行已將批核貸款額存入上述還款戶口。倘因還款戶口存款不足以致無法扣除還款，閣下將被徵收逾期還款手續費。現時，逾期還款利率為13%年利率(滙豐最優惠利率加8%年利率)及可不時作出調整。 閣下需於每月還款日期或以前安排足夠款項於有關戶口。

本行謹提示閣下，貸款是按沒有承諾的基礎授予。貸款人可隨時對借款人的貸款作出覆檢，並有權隨時暫停及撤銷。貸款人具無被約束的自主權以決定是否准許借款人使用貸款。儘管申請或本通知內其他的條款，貸款人可全權決定隨時要求借款人立刻清還有關貸款的總結欠及所有利息。

本行謹此通知，本行曾根據由美國鄧白氏商業資料（香港）有限公司所提供的信貸報告評核貴公司上述的申請。*如欲查閱或在個人資料（私隱）條例下提出更改貴公司的信貸報告，請聯絡美國鄧白氏商業資料（香港）有限公司，地址：香港九龍觀塘道418號創紀之城5期13樓1308-1315室〔電話：2516 1100，網址：http://www.dnb.com.hk/ccra 〕

本行在此通知閣下，本行已將貸款售予香港按揭證券有限公司("香港按證")，而本行現時向香港按證就貸款提供行政服務。閣下對貸款之付款須交予作為香港按證服務提供者的本行或按香港按證的其他指示支付，方可完成有關付款責任。

如有查詢，歡迎致電本行熱線+852 2748 8238。

多謝選用滙豐，本行樂意爲您服務。

香港上海滙豐銀行有限公司
(此乃電腦印製信件，故毋須簽署。)

*適用於非有限公司客户

（中英文本如有歧異，須以英文本爲準。）

由香港上海滙豐銀行有限公司刊發

E-18/S-321-63/

HSBC 滙豐

The Hongkong and Shanghai Banking Corporation Limited
香港上海滙豐銀行有限公司

FUNDERGO LIMITED
RM 903, 9/F
6 WILMER STREET
SAI YING PUN HK

0000055 M

Page: 1
Date: 26 July 2022

Account number 戶口號碼: 521-019828-165

New repayment schedule
全新還款表

Outstanding balance 尚欠本金	HKD8,242,900.00	
Repayment 還款	Monthly 每月	
Next due on 下次供款日期	25 Aug 2022	
Deferred period 延期次數	12 Instalment 期	
Interest rate at 年利率	2.750000% p.a.	
Currency 貨幣	HKD 港元	
Each instalment amount 每期供款金額	HKD86,244.40	
Last instalment 末期供款	HKD86,234.26	25 Jul 2032
Next interest free loan instalment amount 下期免息貸款供款金額	HKD0.00	

Date due 到期日	Instalment number 期數	Interest 利息	Principal 本金	Outstanding balance 尚欠本金
25AUG2022	1	18,889.97	0.00	8242,900.00
25SEP2022	2	18,889.97	0.00	8242,900.00
25OCT2022	3	18,889.97	0.00	8242,900.00
25NOV2022	4	18,889.97	0.00	8242,900.00
25DEC2022	5	18,889.97	0.00	8242,900.00
25JAN2023	6	18,889.97	0.00	8242,900.00
25FEB2023	7	18,889.97	0.00	8242,900.00
25MAR2023	8	18,889.97	0.00	8242,900.00
25APR2023	9	18,889.97	0.00	8242,900.00
25MAY2023	10	18,889.97	0.00	8242,900.00
25JUN2023	11	18,889.97	0.00	8242,900.00
25JUL2023	12	18,889.97	0.00	8242,900.00
25AUG2023	13	18,889.97	67,354.43	8175,545.57
25SEP2023	14	18,735.62	67,508.78	8108,036.79
25OCT2023	15	18,580.91	67,663.49	8040,373.30
25NOV2023	16	18,425.85	67,818.55	7972,554.75
25DEC2023	17	18,270.43	67,973.97	7904,580.78
25JAN2024	18	18,114.66	68,129.74	7836,451.04
25FEB2024	19	17,958.53	68,285.87	7768,165.17
25MAR2024	20	17,802.04	68,442.36	7699,722.81
25APR2024	21	17,645.19	68,599.21	7631,123.60
25MAY2024	22	17,487.99	68,756.41	7562,367.19
25JUN2024	23	17,330.42	68,913.98	7493,453.21
25JUL2024	24	17,172.49	69,071.91	7424,381.30
25AUG2024	25	17,014.20	69,230.20	7355,151.10
25SEP2024	26	16,855.55	69,388.85	7285,762.25
25OCT2024	27	16,696.53	69,547.87	7216,214.38
25NOV2024	28	16,537.15	69,707.25	7146,507.13
25DEC2024	29	16,377.41	69,866.99	7076,640.14
25JAN2025	30	16,217.30	70,027.10	7006,613.04
25FEB2025	31	16,056.82	70,187.58	6936,425.46
25MAR2025	32	15,895.97	70,348.43	6866,077.03
25APR2025	33	15,734.75	70,509.65	6795,567.38
25MAY2025	34	15,573.17	70,671.23	6724,896.15
25JUN2025	35	15,411.22	70,833.18	6654,062.97
25JUL2025	36	15,248.89	70,995.51	6583,067.46
25AUG2025	37	15,086.19	71,158.21	6511,909.25
25SEP2025	38	14,923.12	71,321.28	6440,587.97
25OCT2025	39	14,759.68	71,484.72	6369,103.25
25NOV2025	40	14,595.86	71,648.54	6297,454.71

----- To Be Continued -----
待續

08 ILSADV0059

1726

The Hongkong and Shanghai Banking Corporation Limited
香港上海滙豐銀行有限公司

Page: 2

Date: 26 July 2022

Date due 到期日	Instalment number 期數	Interest 利息	Principal 本金	Outstanding balance 尚欠本金
25DEC2025	41	14,431.66	71,812.74	6225,641.97
25JAN2026	42	14,267.09	71,977.31	6153,664.66
25FEB2026	43	14,102.14	72,142.26	6081,522.40
25MAR2026	44	13,936.82	72,307.58	6009,214.82
25APR2026	45	13,771.11	72,473.29	5936,741.53
25MAY2026	46	13,605.03	72,639.37	5864,102.16
25JUN2026	47	13,438.56	72,805.84	5791,296.32
25JUL2026	48	13,271.72	72,972.68	5718,323.64
25AUG2026	49	13,104.49	73,139.91	5645,183.73
25SEP2026	50	12,936.87	73,307.53	5571,876.20
25OCT2026	51	12,768.88	73,475.52	5498,400.68
25NOV2026	52	12,600.50	73,643.90	5424,756.78
25DEC2026	53	12,431.73	73,812.67	5350,944.11
25JAN2027	54	12,262.58	73,981.82	5276,962.29
25FEB2027	55	12,093.03	74,151.37	5202,810.92
25MAR2027	56	11,923.10	74,321.30	5128,489.62
25APR2027	57	11,752.78	74,491.62	5053,998.00
25MAY2027	58	11,582.07	74,662.33	4979,335.67
25JUN2027	59	11,410.97	74,833.43	4904,502.24
25JUL2027	60	11,239.48	75,004.92	4829,497.32
25AUG2027	61	11,067.59	75,176.81	4754,320.51
25SEP2027	62	10,895.31	75,349.09	4678,971.42
25OCT2027	63	10,722.64	75,521.76	4603,449.66
25NOV2027	64	10,549.57	75,694.83	4527,754.83
25DEC2027	65	10,376.10	75,868.30	4451,886.53
25JAN2028	66	10,202.24	76,042.16	4375,844.37
25FEB2028	67	10,027.97	76,216.43	4299,627.94
25MAR2028	68	9,853.31	76,391.09	4223,236.85
25APR2028	69	9,678.25	76,566.15	4146,670.70
25MAY2028	70	9,502.78	76,741.62	4069,929.08
25JUN2028	71	9,326.92	76,917.48	3993,011.60
25JUL2028	72	9,150.65	77,093.75	3915,917.85
25AUG2028	73	8,973.97	77,270.43	3838,647.42
25SEP2028	74	8,796.90	77,447.50	3761,199.92
25OCT2028	75	8,619.41	77,624.99	3683,574.93
25NOV2028	76	8,441.52	77,802.88	3605,772.05
25DEC2028	77	8,263.22	77,981.18	3527,790.87
25JAN2029	78	8,084.52	78,159.88	3449,630.99
25FEB2029	79	7,905.40	78,339.00	3371,291.99
25MAR2029	80	7,725.87	78,518.53	3292,773.46
25APR2029	81	7,545.93	78,698.47	3214,074.99
25MAY2029	82	7,365.58	78,878.82	3135,196.17
25JUN2029	83	7,184.82	79,059.58	3056,136.59
25JUL2029	84	7,003.64	79,240.76	2976,895.83
25AUG2029	85	6,822.05	79,422.35	2897,473.48
25SEP2029	86	6,640.04	79,604.36	2817,869.12
25OCT2029	87	6,457.61	79,786.79	2738,082.33
25NOV2029	88	6,274.77	79,969.63	2658,112.70
25DEC2029	89	6,091.50	80,152.90	2577,959.80
25JAN2030	90	5,907.82	80,336.58	2497,623.22
25FEB2030	91	5,723.71	80,520.69	2417,102.53
25MAR2030	92	5,539.19	80,705.21	2336,397.32
25APR2030	93	5,354.24	80,890.16	2255,507.16
25MAY2030	94	5,168.87	81,075.53	2174,431.63
25JUN2030	95	4,983.07	81,261.33	2093,170.30
25JUL2030	96	4,796.84	81,447.56	2011,722.74
25AUG2030	97	4,610.19	81,634.21	1930,088.53
25SEP2030	98	4,423.11	81,821.29	1848,267.24
25OCT2030	99	4,235.61	82,008.79	1766,258.45
25NOV2030	100	4,047.67	82,196.73	1684,061.72
25DEC2030	101	3,859.30	82,385.10	1601,676.62
25JAN2031	102	3,670.50	82,573.90	1519,102.72
25FEB2031	103	3,481.27	82,763.13	1436,339.59
25MAR2031	104	3,291.61	82,952.79	1353,386.80
25APR2031	105	3,101.51	83,142.89	1270,243.91
25MAY2031	106	2,910.97	83,333.43	1186,910.48
25JUN2031	107	2,720.00	83,524.40	1103,386.08
25JUL2031	108	2,528.59	83,715.81	1019,670.27
25AUG2031	109	2,336.74	83,907.66	935,762.61
25SEP2031	110	2,144.45	84,099.95	851,662.66
25OCT2031	111	1,951.72	84,292.68	767,369.98
25NOV2031	112	1,758.55	84,485.85	682,884.13
25DEC2031	113	1,564.94	84,679.46	598,204.67
25JAN2032	114	1,370.88	84,873.52	513,331.15
25FEB2032	115	1,176.38	85,068.02	428,263.13
25MAR2032	116	981.43	85,262.97	343,000.16
25APR2032	117	786.04	85,458.36	257,541.80
25MAY2032	118	590.20	85,654.20	171,887.60
25JUN2032	119	393.90	85,850.50	86,037.10

----- To Be Continued -----
待續

HSBC 滙豐
The Hongkong and Shanghai Banking Corporation Limited
香港上海滙豐銀行有限公司

Page: 3

Date: 26 July 2022

Date due 到期日	Instalment number 期數	Interest 利息	Principal 本金	Outstanding balance 尚欠本金
25JUL2032	120	197.16	86,037.10	0.00

----- End of Repayment Schedule -----
還款表完結

The figures shown above are for your reference only and are subject to change on instalment due date
上述數據只供參考,並以實際還款日數字為準